POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Nicholas Huth, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593	333-137206
333-31131	333-142414
333-60730	333-160951
333-64749	333-165395
333-79379	333-207256
333-96177	333-216084
333-127445

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750	333-202147
333-182795	333-220167
333-182796	333-220168
333-182903	333-229766
333-190033	333-229769

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070	333-137052
33-47949	333-141082
33-58950	333-141292
333-19925	333-146143
333-81393	333-153809
333-81501	333-186807
333-130988	333-218513

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453	333-216770
333-142454	333-216772
333-142455	333-222322
333-142456	333-223706
333-142457	333-223708
333-142458	333-223714
333-142459	333-223717
333-142461	333-229568
333-203542	333-229588
333-214140	333-229589
333-216769

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option, Structured Capital Strategies® and Structured Capital Strategies® PLUS.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statement(s) to be filed, as necessary, relating to funding agreements issued as an alternative to an escrow account.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639	333-115985
333-17641	333-132200
333-17663	333-134307
333-17665	333-207015
333-17669	333-229235
333-17671	333-229236
333-76130	333-232418
333-103199	333-232533
333-103202

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

Signature	Title

/s/ Thomas Buberl Thomas Buberl	Director	The undersigned has hereunto set his or her hand this 5th day of August, 2019.

/s/ Daniel G. Kaye Daniel G. Kaye	Director	The undersigned has hereunto set his or her hand this 2nd day of August, 2019.

/s/ Kristi Matus Kristi Matus	Director	The undersigned has hereunto set his or her hand this 1st day of August, 2019.

/s/ Ramon de Oliveira Ramon de Oliveira	Chairman of the Board and Director	The undersigned has hereunto set his or her hand this 8th day of August, 2019.

/s/ Mark Pearson Mark Pearson	Chief Executive Officer and Director	The undersigned has hereunto set his or her hand this 1st day of August, 2019.

/s/ Bertram Scott Bertram Scott	Director	The undersigned has hereunto set his or her hand this 1st day of August, 2019.

/s/ George Stansfield George Stansfield	Director	The undersigned has hereunto set his or her hand this 1st day of August, 2019.

/s/ Charles G.T. Stonehill Charles G.T. Stonehill	Director	The undersigned has hereunto set his or her hand this 1st day of August, 2019.

/s/ Anders B. Malmstrom Anders B. Malmstrom	Senior Executive Director and Chief Financial Officer	The undersigned has hereunto set his or her hand this 1st day of August, 2019.

AXA Equitable

Signature	Title

/s/ William Eckert William Eckert	Managing Director, Chief Accounting Officer and Controller	The undersigned has hereunto set his or her hand this 7th day of August, 2019.

AXA Equitable